Keefe, Bruyette & Woods, Inc. New York, New York December 19, 2011 NASDAQ | ASBB Exhibit 99.1

This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation
Reform Act of 1995 (the PSLRA). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.
The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to:
prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s quarterly reports on Form 10-Q as filed with the
Securities and Exchange Commission. The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.
NASDAQ | ASBB
Forward-Looking Statements
| 2

• Introduction
• Profile
• Market Area and Geographic Footprint
• Executive Management
• Financial Performance
• Stock Information
• Selected Balance Sheet Data
• Selected Income Statement Data
• Competitive Environment
• Deposit Market Share
• Changes in Competitors
• Objectives
• Near Term
• Longer Term
NASDAQ | ASBB
Overview
| 3

NASDAQ | ASBB Introduction | 4

•
$800 million community bank with 13
offices and 170 employees in Western
North Carolina
•
Founded in 1936
•
Largest community bank headquartered
in Asheville, NC
•
Converted from the mutual form of
ownership on October 11, 2011
NASDAQ | ASBB
Profile
| 5

•
Nestled in the Blue Ridge and Great Smoky Mountains,
the Asheville area attracts newcomers and tourists
with its astounding quality of life and welcoming
entrepreneurial environment.
•
Known for its culinary delights, history, architecture,
natural settings and as a Mecca for adventure lovers,
Asheville has something for everyone.
•
Often called “San Francisco of the East and Paris of the
South” – Asheville is one of the Southeast’s most
progressive and vibrant cities.
NASDAQ | ASBB
Market: “Asheville –
any way you like it”
| 6

• “Millions of foodies can’t be wrong” – Asheville named a Top 10
Food & Wine Destination in the U.S., Trip Advisor Travelers' Choice
2011
• Good Morning America included Asheville as one of the “Most
Beautiful Places in America,” August 2011
•
One of 15 Best Places for Second Homes, Barron’s, March 2011
• Ranked 6   among all US cities as a place to do business,
Forbes.com, July 2010
•
Ranked Top Small City for Art, American Style Magazine, May
2011
• Named among “four scene-stealing, summertime routes around the nation,” Wall Street Journal, May 2011
NASDAQ | ASBB
Asheville Area Rankings
| 7
th

Tennessee
North Carolina
South Carolina
AVERY
MITCHELL
YANCEY
MADISON
BUNCOMBE
MCDOWELL
RUTHERFORD
HAYWOOD
HENDERSON
JACKSON
TRANSYLVANIA
POLK
74
40
23
Mars Hill
North Asheville
West Asheville
East Asheville
Marion
Black Mountain
Enka-Candler
Reynolds
Operations and Administration Center
Skyland
Fletcher
Hendersonville
Brevard
Virginia
Tennessee
Asheville
Charlotte
North Carolina
Georgia
South Carolina

•
Asheville Metro population:
417,012
•
October 2011 Unemployment:
7.7%
– Down from high of 9.2% in June
2009
– NC current rate is 9.7%
•
Average home price: $234,017
•
Median income: $43,445
•
Major Industries:
– Government
– Healthcare
– Tourism
| 8
NASDAQ | ASBB
Geographic Footprint

NASDAQ | ASBB
Executive Management
| 9
Role
Years in
Banking
Suzanne DeFerie
(age 54)
President &
Chief Executive Officer
20 years
Kirby Tyndall
(age 56)
Executive Vice President &
Chief Financial Officer
22 years
David Kozak
(age 51)
Executive Vice President &
Chief Lending Officer
27 years
Fred Martin
(age 41)
Executive Vice President &
Chief Information Officer
16 years

NASDAQ | ASBB Financial Performance | 10

NASDAQ Global Market ASBB
Conversion closing October 11, 2011
Offering price $10.00
Opening price $11.50
Shares issued 5,584,551 shares
ESOP shares purchased 446,764 shares
NASDAQ | ASBB
Stock Information
| 11

September 30, 2011 ($ in thousands)
Total assets $ 798,748
Cash and cash equivalents 75,402
Investment securities 235,285
Gross loans, net of deferred fees 450,263
Deposits 615,555
Escrowed stock order funds 49,063
Borrowings 60,000
Total equity 67,681
NASDAQ | ASBB
Selected Balance Sheet Data
*
| 12
* Asheville Savings Bank only before conversion proceeds recognized as equity with no shares outstanding and no per share data.

NASDAQ | ASBB
Selected Balance Sheet — Loans
| 13
Commercial
Construction & Land
Development
$23,331  5%
Commercial Mortgage
$143,165  32%
Commercial & Industrial
$16,102  4%
Non-commercial
Construction & Land
Development
$7,695  2%
Residential Mortgage
$180,022  40%
Revolving Mortgage
$51,757  11%
Consumer
$28,600  6%
Loan Composition ($000)

NASDAQ | ASBB
Selected Balance Sheet — Asset Quality
| 14
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
Nonperforming Loans Foreclosed Properties
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
Reserve Coverage of Nonperforming Loans
Loan Loss Reserves Nonperforming Loans Coverage Ratio
Nonperforming Assets
$9,285
$13,424
$14,190 $11,070 $11,565
$10,391
$10,650 $10,506 $9,518
$10,697
2010- Q3 2010- Q4 2011- Q1 2011- Q2 2011- Q3
96.9%
94.4%
89.0% 111.6%
94.0%
2010-Q3 2010-Q4 2011-Q1 2011- Q2 2011- Q3

NASDAQ | ASBB
Selected Balance Sheet — Deposits
| 15
Noninterest-bearing
Demand Accounts
$52,809  9%
NOW Accounts
$133,143  22%
Savings Accounts
$25,058  4%
Money Market Accounts
Certificate Accounts
$267,696  43%
Deposit Composition ($000)
$136,849  22%

NASDAQ | ASBB
Selected Balance Sheet—Core Deposits
*
| 16
* Excludes all time deposits (retail, jumbo and brokered).
$309,502
$332,354
$335,922
$338,874
$347,859
$290,000
$300,000
$310,000
$320,000
$330,000
$340,000
$350,000
$360,000
2010-Q3 2010-Q4 2011- Q1 2011-Q2 2011-Q3

NASDAQ | ASBB
Selected Balance Sheet — Capital
| 17
* Excludes stock offering proceeds
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
2010-Q3 2010-Q4 2011-Q1 2011-Q2 2011-Q3
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
2010-Q3 2010-Q4 2011-Q1 2011-Q2 2011-Q3
13.30%
13.04%
13.67%
14.41%
15.39%
Tier 1 Risk-Based* Minimum to be Well Capitalized
8.72%
8.36%
8.64%
8.75% 8.78%
14.58%
14.31%
14.94%
15.68%
16.67%
Tier 1 Leverage* Minimum to be Well Capitalized
Total Risk-Based* Minimum to be Well Capitalized
Tier 1 Leverage Capital Ratio Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
2010-Q3 2010-Q4 2011-Q1 2011-Q2 2011-Q3

NASDAQ | ASBB
Selected Income Statement Trends
| 18
(excludes securities gains/losses)
$(13,083)
$(2,987)
$869
$1,171 $922
$(14,000)
$(12,000)
$(10,000)
$(8,000)
$(6,000)
$(4,000)
$(2,000)
$-
$2,000
2010-Q3 2010-Q4 2011-Q1 2011-Q2 2011-Q3
Pre-tax Income (Loss)
4.38%
4.15%
4.25%
4.23%
3.90%
1.76%
1.60%
1.49%
1.39%
1.34%
2.84%
2.74%
2.92%
2.99%
2.74%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
2010-Q3 2010-Q4 2011-Q1 2011-Q2 2011-Q3
Yield, COF, NIM
Yield COF NIM
$13,838
$4,110
$657 $424 $730
$1,125
$728
$91 $542
$334
$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
2010-Q3 2010-Q4 2011-Q1 2011-Q2 2011-Q3
Provision for Loan Losses and Foreclosed
Property Expense
Provision for loan losses Foreclosed property expense
$1,697
$1,827
$1,680 $1,705
$1,587
$6,220
$5,713
$5,232
$5,630
$5,322
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
2010-Q3 2010-Q4 2011-Q1 2011-Q2 2011-Q3
Noninterest Income and Expense
Noninterest Income Noninterest Expense

NASDAQ | ASBB Competitive Environment | 19

NASDAQ | ASBB
Deposit Market Share: 5 County Region
| 20
Institution Offices
Deposits
($000)
Market
Share Institution Offices
Deposits
($000)
Market
Share
Wells Fargo Bank 17 $1,348,649 19.9% United Community 4 $   133,003 2.0%
First Citizens Bank 22 1,223,659 18.0% First Bank 5 115,320 1.7%
Asheville Savings 13 617,912 9.1% Blue Ridge Savings 5 109,804 1.6%
Mountain 1st 7 455,227 6.7% Capital Bank 4 100,005 1.5%
HomeTrust Bank 6 442,068 6.5% Forest Commercial 1 83,242 1.2%
Bank of America 10 436,157 6.4% Fifth Third Bank 4 67,128 1.0%
SunTrust Bank 13 434,967 6.4% Black Mtn Savings 1 31,287 0.5%
BB&T 8 374,715 5.5% Pisgah Community 1 29,448 0.4%
TD Bank 10 300,806 4.4% Southern Community 1 24,501 0.4%
RBC Bank 8 254,509 3.8% GreenBank 1 10,133 0.2%
Macon Bank 3 192,944 2.8% Woodforest Natl 3 2,265 0.0%
Institutions:  22
147 $6,787,749 100.0%

Institution Description of Change
Deposits
($000s)
Market
Share
Wells Fargo Acquired Wachovia $1,348,649 19.9%
TD Bank Acquired Carolina First 300,806 4.4%
PNC Bank Acquired RBC 254,509 3.8%
First Bank Acquired Bank of Asheville (FDIC) 115,320 1.7%
Bank of N Carolina Acquired Blue Ridge Savings (FDIC) 109,804 1.6%
Capital Bank Recapitalized by PE 100,005 1.5%
Forest Commercial 2008 de novo entry 83,242 1.2%
Pisgah Community Acquired by PE 29,448 0.4%
Capital Bank Acquired GreenBank 10,133 0.2%
Institutions: 9 $2,351,916 34.7%
NASDAQ | ASBB
Changes in Competitors
| 21

NASDAQ | ASBB Objectives | 22

•
Emphasize continued improvement in asset
quality – most significant driver of profitability
•
Capitalize on market competitor opportunities
•
Grow core deposits to maintain low funding
costs
•
Increase profitable loan production,
particularly the origination of small business
loans and loans to consumers
NASDAQ | ASBB
Near Term Objectives
| 23

•
Expansion of in market opportunities, with both
potential branch locations and continued
leveraging of technology based delivery systems
•
Evaluation of acquisition opportunities, both in
market and surrounding areas
•
Evaluation of capital management strategies,
such as share repurchases and cash dividends
•
Continued evaluation of regulatory reform
impact
NASDAQ | ASBB
Longer Term Objectives
| 24

Thanks for listening! Questions? NASDAQ | ASBB